Exhibit 10.2

EXECUTION COPY

HUNTSMAN CORPORATION

REGISTRATION RIGHTS AGREEMENT

Dated December 23, 2008

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of December 23, 2008 (this “Agreement”), by and among Huntsman Corporation, a Delaware corporation (the “Company”), and Apollo Investment Fund VI, L.P., a Delaware limited partnership; Apollo Overseas Partners VI, L.P., a Cayman Island exempted limited partnership; Apollo Overseas Partners (Delaware) VI, L.P., a Delaware limited partnership; Apollo Overseas Partners (Delaware 892) VI, L.P., a Delaware limited partnership; Apollo Overseas Partners (Germany) VI, L.P., a Cayman Islands exempted limited partnership; and AAA Guarantor—Co-Invest VI, L.P., a Guernsey limited partnership (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company, Jon M. Huntsman, Peter R. Huntsman, the Huntsman Family Stockholders (as defined therein) and the Apollo-Related Stockholders (as defined therein) have entered into that certain Settlement Agreement and Release dated as of December 14, 2008 (the “Settlement Agreement”) and the Company and the Purchasers are concurrently entering into that certain Note Purchase Agreement (the “Purchase Agreement”) pursuant to which the Purchasers will acquire from the Company $250,000,000 in principal amount of 7% Convertible Senior Notes due 2018 (the “Notes”) that are convertible into shares of common stock, par value $0.01 per share, of the Company (“Common Stock”); and

WHEREAS, the parties’ entering into this Agreement is a condition to the parties entering into, and done in consideration of the parties’ mutual agreements under, the Settlement Agreement and the Purchase Agreement;

NOW, THEREFORE, Huntsman and the Apollo Purchasers, intending to be legally bound, hereby agree, effective as of the date hereof, as follows:

The parties hereby agree as follows:

SECTION 1.                            DEFINITIONS.

As used in this Agreement, the following terms will have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, that in the City of New York, is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the Preamble.

“Effectiveness Period” has the meaning set forth in Section 3.1(d).

“Effectiveness Target Date” has the meaning set forth in Section 3.1(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Governmental Authority” means the government of the United States of America or any state or other political subdivision thereof, or any other jurisdiction in which the Company or any subsidiary of the Company conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any subsidiary of the Company, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Holder” means a Person who owns, beneficially or otherwise, Registrable Securities.

“Lock-Up Period” has the meaning set forth in the Standstill and Voting Agreement.

“Majority” means more than 50%.

“Notes” has the meaning set forth in the Recitals to this Agreement.

“Notice and Questionnaire” means a written notice executed by a respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A hereto.

“Person” means any individual, partnership, corporation, limited liability company, firm, corporation, association, joint venture, trust or other entity, or any Governmental Authority.

“Plan of Distribution” has the meaning set forth in Section 4.2(e).

“Prior Registration Rights Agreement” means the Registration Rights Agreement, dated as of February 10, 2005, by and among the Company and the stockholders party thereto.

“Prospectus” means the prospectus included in a Shelf Registration Statement or Subsequent Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals to this Agreement.

“Purchasers” has the meaning set forth in the Preamble.

“Registration Expenses” has the meaning set forth in Section 5.1.

“Registrable Securities” means the shares of Common Stock issuable upon conversion of, or in respect of interest or principal of, the Notes acquired by Purchasers pursuant to the Purchase Agreement, until such shares of Common Stock cease to be Registrable Securities in accordance with Section 2.1.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder from time to time.

“Settlement Agreement” has the meaning set forth in the Recitals to this Agreement.

“Shelf Registration Statement” has the meaning set forth in Section 3.1(b).

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 3.2.

“Suspension Period” has the meaning set forth in Section 4.2(b).

“Voting and Standstill Agreement” means that certain Voting and Standstill Agreement dated the date hereof between the Company, the Purchasers and certain affiliates of the Purchasers.

SECTION 2.                            SECURITIES SUBJECT TO THIS AGREEMENT.

Section 2.1                                      The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Registrable Security as provided below. A Registrable Security shall cease to be a Registrable Security when (i) it has been disposed of in a transaction registered under the Securities Act, (ii) it has been sold pursuant to Rule 144 under the Securities Act, (iii) an opinion of counsel to the Company (the form and scope of which shall be reasonably satisfactory to the holder of such Registrable Security) shall have been delivered to such holder, or an opinion of counsel to the holder of such Registrable Security (the form and scope of which shall be reasonably satisfactory to the Company), shall have been delivered to the Company, in either case to the effect that such Registrable Security may be publicly offered for sale in the United States without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act, and the Company shall have offered to deliver replacement certificates for such securities that do not bear any restrictive legend, or (iv) it has been sold or transferred in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee as specified in Section 8.4.

Section 2.2                                      Other Registration Rights Agreements.

(a)                        Each Holder hereby acknowledges the existence of the Prior Registration Rights Agreement and agrees that any and all rights granted pursuant to this Agreement are subject to and subordinated to the rights set forth in Prior Registration Rights Agreement.

(b)                       Without the prior written consent of the Holders of a Majority of the Registrable Securities, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. As of the date hereof, the only agreements with any holder of any securities of the Company which grant registration rights are the Prior Registration Rights Agreement, the Warrants Registration Rights Agreement (as defined in the Prior Registration Rights) and this Agreement.

SECTION 3.                            SHELF REGISTRATION.

Section 3.1                                      In order to effect the registration and to permit the sale of the Registrable Securities in accordance with the intended method of disposition thereof the Company will promptly:

(a)                                  use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms;

(b)                                 as promptly as practicable but in any event at least 60 days prior to the expiration of the Lock-Up Period, file a registration statement on Form S-3 or any comparable or successor form or forms (or to the extent the Company is not eligible to use Form S-3 or any comparable or successor form or forms, on Form S-1 or any comparable or successor form or forms) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC (the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for the registration and resales, on a continuous or delayed basis, of all Registrable Securities, provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to each of the Holders named therein, draft copies of all such documents proposed to be filed a reasonable period prior to such filing, which documents will be subject to the reasonable review and comment of each of such Holder and their agents and representatives, and the Company shall consider in good faith any comments on any such documents suggested by any of the foregoing persons;

(c)                                  use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by the SEC not later than the expiration of the Lock-up Period (the “Effectiveness Target Date”);

(d)                                 use its reasonable best efforts to keep the Shelf Registration Statement or any Subsequent Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act and by the provisions of Section 4.2 hereof to the extent necessary to ensure that (i) it is available for resales by the Holders named therein and (ii) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the SEC promulgated thereunder as announced from time to time, until the date on which all Registrable Securities registered on the Shelf Registration Statement have been sold or have ceased to be Registrable Securities (the “Effectiveness Period”);

(e)                                  use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.2(e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

(f)                                    use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such registration statement;

(g)                                 use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or traded;

(h)                                 provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of any registration statement with respect to such Registrable Securities; and

(i)                                     notify each Holder covered by a registration statement promptly, (i) (A) when a prospectus or any prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Governmental Entity for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by any state securities commission, any other Governmental Entity or any court of any order or injunction suspending or enjoining the use of a prospectus or the effectiveness of a registration statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

Section 3.2                                      If the Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”).  If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement (or other Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

Section 3.3                                      At the time the Shelf Registration Statement or any Subsequent Shelf Registration Statement is declared effective, each Holder that has delivered a Notice and Questionnaire to the Company on or prior to the date five Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

Section 3.4                                      The Company shall use its reasonable best efforts to, on a timely basis, supplement and amend the Shelf Registration Statement or any Subsequent Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or any Subsequent Shelf Registration Statement, if required by the Securities Act or as reasonably requested by any Holder covered by such Shelf Registration Statement.

Section 3.5                                      Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement or a Subsequent Shelf Registration Statement and related Prospectus, it will do so in accordance with this Section 3.5 and Section 4.2.  Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement or any Subsequent Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least ten Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement or a Subsequent Shelf Registration Statement. From and after the date the Shelf Registration Statement or a Subsequent Shelf Registration Statement is declared effective the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it, and in any event upon the later of (x) ten Business Days after such date (but no earlier than tenth Business Days after effectiveness) or (y) ten Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered or put into effect within five Business Days of such delivery date:

(a)                                  if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

(b)                                 provide such Holder copies of any documents filed pursuant to Section 3.5(a); and

(c)                                  notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3.5(a);

provided, that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (a), (b) and (c) above upon expiration of the Suspension Period in accordance with Section 4.2.  Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that has not delivered a Notice and Questionnaire to the Company as a selling securityholder in any Shelf Registration Statement or related Prospectus.

SECTION 4.                            REGISTRATION PROCEDURES.

Section 4.1                                      In connection with the Shelf Registration Statement or any Subsequent Shelf Registration Statement, the Company shall comply with all the provisions of Section 4.2 hereof and shall use its reasonable best efforts to effect such registration in accordance with the terms hereof to permit the resale of the Registrable Securities.

Section 4.2                                      In connection with the Shelf Registration Statement or any Subsequent Shelf Registration Statement required by this Agreement, the Company shall:

(a)                                  Use its reasonable best efforts to keep the registration statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the registration statement or the Prospectus contained therein (i) to contain a material misstatement or omission or (ii) not to be effective and usable for resale of Registrable Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the registration statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (i), correcting any such misstatement or omission, and, in the case of either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and the registration statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(b)                                 Notwithstanding Section 4.2(a) hereof, the Company may suspend the effectiveness of the Shelf Registration Statement or any Subsequent Shelf Registration (each such period, a “Suspension Period”) if the Company reasonably determines and delivers to the Holder a notice stating that either (i) such Shelf Registration Statement or any Subsequent Shelf Registration contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstance then existing and the disclosure of the information required to correct such misstatement or omission at such time would be adverse in any significant respect to the Company or (ii) the filing or continued use of the registration statement would require the Company to disclose a material financing, acquisition or other corporate development which has not been, and would not otherwise be required to be, disclosed to the public and such disclosure at such time would be adverse in any significant respect to the Company.  Upon such suspension, the Company shall give notice to the Holders listed in such Shelf Registration Statement or Subsequent Shelf Registration Statement that the availability of the registration statement is suspended and, upon actual receipt of such notice, each Holder agrees not to sell any Registrable Securities pursuant to the registration statement until the earlier of (A) such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 4.2 hereof or (B) such Holder has been advised in writing by the Company that the sale of Registrable Securities pursuant to the registration statement may resume.  The Suspension Period shall not exceed 60 consecutive days or an aggregate of 120 days in any 360-day period.  Except as set forth above, the Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period.

(c)                                  Prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement and any Subsequent Shelf Registration Statement as may be necessary to keep the registration statement effective during the Effectiveness Period.

(d)                                 Advise any Holder that has provided in writing to the Company a telephone or facsimile number and address for notice, promptly and, if requested by such Holder, to confirm such advice in writing (which notice pursuant to clauses (ii) through (iv) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i)                                     when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective,

(ii)                                  of any request by the SEC for amendments to the registration statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(iii)                               of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes, or

(iv)                              of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the registration statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the Prospectus in order to make the statements therein not misleading.

(e)                                  If requested by any Holder, promptly incorporate in the registration statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities.

(f)                                    Unless any Registrable Securities shall be in book-entry form only, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least two Business Days before any sale of Registrable Securities.

Section 4.3                                      Each Holder agrees by acquisition of a Registrable Security, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or any Subsequent Shelf Registration Statement, or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3.5 hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence.  The Company may require each Holder of Common Stock to be sold pursuant to the Shelf Registration Statement or any Subsequent Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Common Stock as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement or Subsequent Shelf Registration Statement.  Each such Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.  Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its Plan of Distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its Plan of Distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its Plan of Distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made not misleading.  The Company may exclude from such Shelf Registration Statement or any Subsequent Shelf Registration Statement the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. The Company shall not include in any registration statement any information regarding, relating to, or referring to any Holder or its Plan of Distribution without the approval of such Holder in writing (not to be unreasonably withheld).

SECTION 5.                      REGISTRATION EXPENSES.

Section 5.1                                      All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all fees and expenses of compliance with securities or blue sky laws, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and of the Company’s independent certified public accountants (but excluding (i) registration fees payable in connection with the filing of the Shelf Registration Statement and any subsequent Shelf Registration Statement (which shall be reimbursed by the Holders listed in such Shelf Registration Statement or Subsequent Shelf Registration Statement pro rata) (ii) all fees and disbursements of counsel for the Holders, (iii) all underwriting discounts or other commissions, fees, discounts and commissions of brokers and dealers and (iv) capital gains, income and transfer taxes, if any, relating to any sale of Registrable Securities) will be borne and paid promptly by the Company (all such expenses being herein called “Registration Expenses”).

Section 5.2                                      Subject to Section 5.1 above, in connection with each registration hereunder, the Holders included therein shall be responsible for (i) registration fees payable in connection with the filing of the Shelf Registration Statement and any subsequent Shelf Registration Statement, (ii) all fees and disbursements of counsel for the Holders, (iii) all underwriting discounts or other commissions, fees, discounts and commissions of brokers and dealers, and (iv) capital gains, income and transfer taxes, if any, relating to the sale of such Registrable Securities.

SECTION 6.                      INDEMNIFICATION; CONTRIBUTION.

Section 6.1                                      Indemnification by the Company.  In the event any Registrable Securities are included in a registration statement pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, its Affiliates, employees, officers, directors, agents and constituent partners (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities (joint or several) and expenses (or actions in respect thereof) in connection with any sale of Registrable Securities pursuant to a registration statement arising out of or based upon (i) any violation or alleged violation of the Securities Act or any rule or regulation promulgated thereunder by the Company or any of its Affiliates, employees, officers, directors or agents or (ii) any untrue or alleged untrue statement of a material fact contained in any registration statement or preliminary or final prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as the same are contained in any information furnished in writing to the Company by or on behalf of such Holder or other indemnified Person expressly for use therein or are caused by such Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.  Subject to Section 6.3, the Company will pay, indemnify, hold harmless and reimburse each Holder and its Affiliates, officers, directors, agents, and constituent partners for any reasonable legal and other expenses as incurred in connection with investigating or defending any such losses, claims, damages, liabilities, expenses or actions for which such Person is entitled to indemnification hereunder.

Section 6.2                                      Indemnification by Holder of Registrable Securities.  In connection with any registration statement in which a Holder is participating, such Holder shall indemnify and hold harmless the Company, its employees, directors, agents and officers, each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) and all other prospective sellers and their respective directors, officers, agents and controlling Persons (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities (joint and several) and expenses (or actions in respect thereof) arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any registration statement or preliminary or final prospectus relating to the registration of such Registrable Securities or any amendment thereof or supplement thereto or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any written information or affidavit furnished by or on behalf of such Holder specifically for use in such registration statement or prospectus and then only to the extent of the total net proceeds received by such Holder (after deducting any discounts, commissions and similar fees applicable thereto) in consideration of the Registrable Securities sold by such Holder in connection with such registration. Subject to the provisions of Section 6.3, the Holders participating in any registration will pay, indemnify, hold harmless and reimburse (without duplication), up to the full extent of the total net proceeds received by the Holders (after deducting any discounts, commissions and similar fees applicable thereto and after taking into account any indemnity payments pursuant to the immediately preceding sentence), the Company, its officers, directors and controlling Persons and all other prospective sellers and their respective directors, agents, officers and controlling Persons for any reasonable legal and other expenses as incurred in connection with investigation or defending any such losses, claims, damages, liabilities, expenses or actions.

Section 6.3                                      Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but omission of such notice shall not relieve the indemnifying party from liability hereunder except to the extent such indemnifying party is actually prejudiced by such failure to give notice) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and does not subject the indemnified party to any material injunctive relief or other material equitable remedy. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim.

Section 6.4                                      Contribution.  If the indemnification provided for in Section 6.1 or Section 6.2 is unavailable or insufficient to hold harmless each of the indemnified parties against any losses, claims, damages, liabilities and expenses (or actions in respect thereof) to which such parties may become subject under the Securities Act, then the indemnifying party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the indemnifying party on the one hand, or by such indemnified party on the other, and such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other allocation that does not take into account the equitable considerations referred to in this Section 6.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include (subject to the limitations set forth in Section 6.2 or 6.3 hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. Notwithstanding the provisions of this Section 6.4, no seller of Registrable Securities shall be required to contribute any amount in excess of the amount by which the proceeds received by such seller from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation within the meaning of the Act shall be entitled to contribution from any Person that is not guilty of such fraudulent misrepresentation.

SECTION 7.                            RULE 144.

The Company covenants that it will use its reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

SECTION 8.                            MISCELLANEOUS.

Section 8.1                                      Remedies.  No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

Section 8.2                                      Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, unless the Company has obtained the written consent of the Holders of at least a Majority of the outstanding Registrable Securities.  Each Holder at the time or thereafter shall be bound by any consent authorized by this Section 8.2, whether or not such Holder consented or whether or not such Registrable Securities have been marked to indicate such consent.

Section 8.3                                      Notices.  All notices or other communications provided for hereunder shall be in writing and shall be effective (i) on the day on which delivered if delivered personally or transmitted by facsimile with evidence of receipt, (ii) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (iii) five days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Holder set forth in a registry maintained by the Company or, in the case of a Purchaser, the address set forth on Schedule A to the Purchase Agreement, or at such other address and/or facsimile number and/or to the attention of such other person as the Company or the Holder may designate by ten-day advance written notice.

Section 8.4                                      Successors and Assigns.  This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The registration rights granted by this Agreement may not be transferred or assigned by operation of law or in connection with any transfer or assignment of Notes or Registrable Securities to a non-Affiliate of a Holder unless, following such transfer or assignment, such transferee will hold an amount of Registrable Securities, or Notes convertible into an amount of Registrable Securities greater than 2.5% of the Common Stock outstanding on the date of such transfer or assignment, and then only upon notification to the Company in writing and agreement by such transferee to the rights and obligations of this Agreement. Any assignment by the Company of this Agreement shall not relieve the Company of its obligations hereunder.

Section 8.5                                      Counterparts.  This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, all of which will constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including by facsimile) to the other parties.

Section 8.6                                      Headings.  The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

Section 8.7                                      Governing Law; Jurisdiction.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the

State of Delaware, without regard to the conflict of law principles thereof.  Any suit, action or proceeding arising out of or relating to this Agreement shall only be instituted in the Delaware Chancery Court, and if such court should decline jurisdiction, then in the Federal courts within the State of Delaware.  Each party agrees to personal jurisdiction in any action brought in any court within the State of Delaware having subject matter jurisdiction over the matters arising under this Agreement.  Each party waives any objection which it may have now or hereafter to the laying of the venue of such action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The parties unconditionally waive any right to trial by jury in any such suit, action or proceeding.

Section 8.8                                      Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be affected or impaired thereby.

Section 8.9                                      Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HUNTSMAN CORPORATION

By:	/s/ Samuel D. Scruggs
Name: Samuel D. Scruggs
Title: Executive Vice President, General Counsel

[Signature Page of Registration Rights Agreement]

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI,
LLC, its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature Page of Registration Rights Agreement]

APOLLO OVERSEAS PARTNERS
(DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS
(DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS (GERMANY)
VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature Page of Registration Rights Agreement]

AAA GUARANTOR - CO-INVEST VI, L.P.

By:	AAA MIP Limited,
its general partner

	By:	Apollo Alternative Assets, L.P.,
its investment manager

	By:	Apollo Alternative Assets GP
Limited, its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature Page of Registration Rights Agreement]

EXHIBIT A

NOTICE & QUESTIONNAIRE

The undersigned beneficial owner (the “Selling Securityholder”) of the 7% Convertible Senior Notes due 2018 (the “Notes”) of Huntsman Corporation (the “Company”) or the shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), issuable upon conversion of the Notes (the “Registrable Securities”) hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, dated as of December 23, 2008, by and among the Company and the Purchasers party thereto (the “Registration Rights Agreement”).

The undersigned hereby acknowledges its indemnification and contribution obligations pursuant to Section 6 of the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)		Address for Notices to Selling Securityholder:

Telephone (including area code):
Fax (including area code):
Contact Person:

(3)		Beneficial ownership of Registrable Securities:

	(a)	Type and principal amount/number of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)

Beneficial ownership of other securities of the Company owned by the selling securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

	(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such other securities beneficially owned:

(5)

Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)		Is the Selling Securityholder a registered broker-dealer?

Yes ☐
No ☐

If “Yes”, please answer subsection (a) and subsection (b):

	(a)	Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

Yes ☐
No ☐

	(b)	If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)		Is the Selling Securityholder an affiliate of a registered broker-dealer?

Yes ☐
No ☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

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	(a)	Did the Selling Securityholder acquire the Registrable Securities in the ordinary course of business (if no, please explain)?

		Yes	☐
		No	☐

Explain:

(b)

Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally acquired (if yes, please explain)?

		Yes	☐
		No	☐

Explain:

(8)		Is the Selling Securityholder a non-public entity?

		Yes	☐
		No	☐

If “Yes”, please answer subsection (a):

	(a)	Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)

Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the

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Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the SEC for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned and received by the Company, the terms of this Notice and Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by

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the undersigned and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED
NOTICE AND QUESTIONNAIRE TO THE COMPANY AT:

HUNTSMAN CORPORATION

500 Huntsman Way

Salt Lake City, Utah  84108

Facsimile:  (801) 584-5782

Attention:  General Counsel

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